UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 6, 2020
__________________________________________________________________________
LIVENT CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTHM	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Item 8.01 Other Events.

On April 6, 2020, Livent Corporation (“Livent” or the "Company") issued a press release announcing recent developments affecting its lithium production operations in Argentina as a result of the COVID-19 pandemic.
Livent announced that it has resumed operations in Argentina after receiving authorization from the government. The company will continue to work closely with local authorities to ensure all necessary precautions are taken to protect the health and well-being of employees, their families and the communities in which it operates.
Additionally, in light of the evolving impact of COVID-19 and the broader uncertainty in the global business environment, the company is withdrawing its previously issued full-year 2020 guidance. Livent plans to provide an updated outlook once it has greater clarity regarding the implications of COVID-19 on its business. The company remains focused on maintaining its financial flexibility and will continue to manage its cash flow and capital allocation decisions to navigate through this challenging environment.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
Supplemental Risk Factor
In light of recent developments relating to the COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2020 with the following risk factor:
The scale and scope of the COVID-19 pandemic may result in an adverse impact on our business.

We face various risks related to health epidemics like the unprecedented global COVID-19 pandemic.  Changes in consumer behavior, pandemic fears, market demand downturns, and restrictions intended to slow the spread of COVID-19 have led to business disruption and volatility in global capital and financial markets.    The emergency measures imposed by governments on businesses and individuals, including quarantines, travel restrictions, social distancing, closure of non-essential businesses and schools, workforce retention rules, work from home requirements, and shelter in place orders, among other measures have impacted and may further impact our workforce and operations, and those of our customers and suppliers.  The severity of these disruptions, including on our results, will be dictated by the length of time that the COVID-19 pandemic continues, which is currently unknown. As a result, we cannot predict the impact of the pandemic on our results, financial position and liquidity at this time.
We have manufacturing operations in the U.S., Argentina, China, the United Kingdom, and India, general operations in Singapore, and sales offices in the U.S., China, the United Kingdom, India and Japan.  Each of these countries has been affected by the outbreak and has adopted measures to contain it, and each may adopt even stricter measures in the future.  In China, the government imposed shutdown orders and travel restrictions, among other measures, which have subsequently been relaxed.  In the United States, the President declared a national emergency, which was followed by the imposition of restrictions by State governors, mayors and public officials, including in Pennsylvania and North Carolina where we operate.  The government of Argentina, where the Company’s primary lithium brine resource is located, enacted an emergency decree ordering a national mandatory quarantine requiring the temporary closure of the Company’s local brine operations.  While in certain cases the Company has availed itself of certain exemptions from Government restrictions, there can be no assurance that these exemptions will not be modified or revoked.  These government restrictions, and any failure to obtain or retain an exemption, may lead to an adverse impact on our business, including increased costs, higher payroll taxes, and/or an inability to meet supply obligations to customers.
Because of the significant practical constraints resulting from actions being taken by authorities around the world in response to the COVID-19 pandemic, the Company elected to suspend all capital expansion work globally.  There can be no assurance of the timing for when capital expansion work will resume or that it will resume at all.  Any significant delay or a failure to resume this work could have an adverse effect on our business, financial condition and results of operations.
The rapid and global spread of COVID-19 has resulted in the disruption and temporary shutdown of the businesses of certain of our customers, contract manufacturers and suppliers, and limits on access to the production facilities of our contract manufacturers and suppliers.  One or more of our customers, contract manufacturers and suppliers may experience financial distress, cancel, postpone or delay orders, be unable to perform under a contract, file for bankruptcy protection, go out of business, or suffer disruptions in their business due to the COVID-19 outbreak.  In addition, certain customers are already delayed in making payments, and we may need to offer special payment terms or relief to our customers. We will be exposed to heightened credit risk.  This could adversely impact our ability to meet our production schedules and otherwise operate our business, and will increase our costs and expenses (which will not be covered by insurance).
We may experience impacts from changes in industry trends and customer orders, a recession, IT failures, including remote connectivity or limitations due to internal or external causes, as well as impacts on our workforce in any of the countries or regions where we operate.  If the virus were to affect a significant number of the workforce employed or operating at our facilities, or they refrain from working due to pandemic fears, we may experience delays or the inability to produce and deliver products to our customers on a timely basis.
The COVID-19 pandemic has also caused disruption and volatility in the global capital and financial markets, which may increase our cost of capital.  A decline in our operating results could impact our debt covenants under our Revolving Credit Facility.  We may need to borrow funds from alternative sources, such as government agencies, institutions, customers or investors.  There can be no guarantee that such borrowing will be on favorable terms or without restrictions that may otherwise impair our operating flexibility.  Our stock price may also fluctuate greatly.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVENT CORPORATION (Registrant)

By:	/s/ GILBERTO ANTONIAZZI
Gilberto Antoniazzi, Vice President and Chief Financial Officer

Date: April 6, 2020